UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________________________
FORM 8-K
__________________________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 1, 2022
SoFi Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-39606 (Commission File Number)	98-1547291 (I.R.S. Employer Identification No.)

	234 1st Street San Francisco, California	94105
	(Address of principal executive offices)	(Zip Code)
(855) 456-7634
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	SOFI	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Director not Standing for Election

On April 1, 2022, Mr. Michel Combes and Mr. Carlos Medeiros notified the Board of Directors of SoFi Technologies, Inc. ("SoFi") that they have decided not to stand for re-election as directors of SoFi. Both Mr. Combes and Mr. Medeiros are expected to continue as directors until the expiration of their respective terms at the SoFi 2022 annual shareholders meeting. The decisions of Mr. Combes and Mr. Medeiros were not the result of any disagreement with SoFi on any matter relating to the operations, policies or practices of SoFi.
In connection with the decisions of Mr. Combes and Mr. Medeiros not to stand for re-election as directors of SoFi, on April 1, 2022, Delaware Project 10 L.L.C., an affiliate of Softbank Group Corp., notified SoFi of its waiver of its and its affiliates’ rights to designate three nominees to the Board of Directors of SoFi, including one independent nominee, under Sections 3.3(a) and 3.4(a) of that certain Shareholders’ Agreement, dated May 28, 2021, by and among SoFi, SCH Sponsor V, LLC, and certain former shareholders of Social Finance, Inc. identified on the signature pages thereto (the "Shareholders' Agreement").

Director Resignation

On April 5, 2022, Mr. Clay Wilkes notified the Board of Directors of SoFi of his resignation from service as a director of SoFi, effective immediately. The resignation of Mr. Wilkes was not the result of any disagreement with SoFi on any matter relating to the operations, policies or practices of SoFi.
In connection with Mr. Wilkes’ resignation, on April 5, 2022, Red Crow Capital, LLC notified SoFi of its waiver of its rights to designate two nominees to the Board of Directors of SoFi pursuant to the Shareholders' Agreement.

On April 6, 2022, SoFi issued a press release relating to the matters described in Item 5.02. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Press release of SoFi Technologies, Inc., dated April 6, 2022
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SoFi Technologies, Inc.

Date: April 6, 2022	By:	/s/ Christopher Lapointe
	Name:	Christopher Lapointe
	Title:	Chief Financial Officer